UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 30, 2006
                                                --------------------------------


                              FFMLT Trust 2006-FF4
                        ---------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
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             (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)

          Delaware                 333-127620-23                 13-3387389
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       (State or other               (Commission File          (IRS Employer
jurisdiction of incorporation    Number of issuing entity)  Identification No.
       of depositor)                                          of depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)          (Zip Code of
                                                                depositor)


Depositor's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On March 30, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee, of FFMLT Trust 2006-FF4 Mortgage Pass-Through Certificates, Series 2006-FF4 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX Certificates, having an aggregate initial principal amount of $1,463,824,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of March 27, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X, Class C and Class P Certificates (the "Private Certificates") were sold to Goldman, Sachs & Co. on March 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds from the sale of these certificates were applied by the depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of March 27, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs
              & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2006, by and among GS Mortgage Securities Corp., as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Assignment, Assumption and Recognition Agreement, dated as of March 30, 2006, by and between GS Mortgage Securities Corp., Goldman Sachs Mortgage Company and First Franklin Financial Corporation (included as Exhibit S to Exhibit 4).

Exhibit 10.2 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of February 27, 2004, by and between First Franklin Financial Corporation and Goldman Sachs Mortgage Company, as amended by Amendment No. 1 to the Purchase Agreement, dated November 29, 2004, and Amendment No. 2 to the Purchase Agreement, dated January 20, 2006, by and between First Franklin Financial Corporation and Goldman Sachs Mortgage Company (included as Exhibit S to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of March 30, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of March 30, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 10.5 Confirmation, dated as of March 2, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2006                      GS MORTGAGE SECURITIES CORP.




                                          By:         /s/ Michelle Gill
                                              ----------------------------------
                                              Name:   Michelle Gill
                                              Title:  Vice President

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.             Description                               Electronic (E)
---------------         -----------                               --------------


1                       Underwriting Agreement, dated as of
                        March 27, 2006, by and between GS
                        Mortgage Securities Corp., as
                        depositor and Goldman, Sachs & Co.,
                        as underwriter.

4                       Pooling and Servicing Agreement,               (E)
                        dated as of March 1, 2006, by and
                        among GS Mortgage Securities Corp.,
                        as depositor, National City Home
                        Loan Services, Inc., as servicer,
                        and Deutsche Bank National Trust
                        Company, as trustee.

10.1                    Assignment, Assumption and                     (E)
                        Recognition Agreement, dated as of
                        March 30, 2006, by and between GS
                        Mortgage Securities Corp., Goldman
                        Sachs Mortgage Company and First
                        Franklin Financial Corporation
                        (included as Exhibit S to Exhibit
                        4).

10.2                    Flow Mortgage Loan Purchase and                (E)
                        Warranties Agreement, dated as of
                        February 27, 2004, by and between
                        First Franklin Financial Corporation
                        and Goldman Sachs Mortgage Company,
                        as amended by Amendment No. 1 to the
                        Purchase Agreement, dated November
                        29, 2004, and Amendment No. 2 to the
                        Purchase Agreement, dated January
                        20, 2006, by and between First
                        Franklin Financial Corporation and
                        Goldman Sachs Mortgage Company
                        (included as Exhibit S to Exhibit
                        4).

10.3                    ISDA Master Agreement, dated as of             (E)
                        March 30, 2006, by and between
                        Goldman Sachs Mitsui Marine
                        Derivatives Products, L.P., the swap
                        provider, and Deutsche Bank National
                        Trust Company, the trustee (included
                        as Exhibit X to Exhibit 4).

10.4                    Schedule to the Master Agreement,              (E)
                        dated as of March 30, 2006, by and
                        between Goldman Sachs Mitsui Marine
                        Derivatives Products, L.P., the swap
                        provider, and Deutsche Bank National
                        Trust Company, the trustee (included
                        as Exhibit X to Exhibit 4).

10.5                    Confirmation, dated as of March 2,             (E)
                        2006, by and among Goldman Sachs
                        Capital Markets, L.P., Goldman Sachs
                        Mitsui Marine Derivatives Products,
                        L.P., the swap provider, Goldman
                        Sachs Mortgage Company, L.P., and
                        Deutsche Bank National Trust
                        Company, the trustee (included as
                        Exhibit X to Exhibit 4).